UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2025

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-16465	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-5295
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RVP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Retractable Technologies, Inc. was held as a virtual meeting on May 9, 2025. Abstentions are considered present for purposes of calculating the vote but are not considered to have been voted in favor of the matters voted upon and broker non-votes are not considered present for purposes of calculating the votes.

The final voting results are as follows:

Proposal 1: The Election of Three Class 1 Directors

All Directors nominated by the Board of Directors were elected. Voting results are shown in the table below.

	Votes For	Votes Withheld	Abstentions and Broker Non-Votes
CLASS 1 DIRECTORS
Marco Laterza	20,138,379	844,520	0
Darren E. Findley	20,427,188	555,711	0
Amy Mack	20,471,375	511,524	0

Proposal 2: The Advisory Vote to Approve Executive Compensation

The shareholders approved, on an advisory, non-binding basis, the compensation of Retractable Technologies, Inc.’s named executive officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
20,241,011	699,077	42,811	0

Proposal 3: The Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes

The shareholders voted, on an advisory, non-binding basis, on the frequency of future executive compensation advisory votes and the results of such vote are set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,464,841	22,607	18,429,792	65,659	0

Based on the results of this vote, Retractable Technologies, Inc. will include a shareholder vote on executive compensation in its proxy materials every three (3) years until the next required vote on the frequency of such vote is held.

Item 8.01	Other Events.

On May 15, 2025, the Company issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99, announcing results for the quarter ended March 31, 2025.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

99	Press release announcing results for the period ended March 31, 2025.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 15, 2025	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ JOHN W. FORT III
JOHN W. FORT III
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER